UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 30, 2023

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

16767 N. Perimeter Drive, Suite 110

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant's telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Joint Corp. (the “Company”) is filing this amendment to its Current Report on Form 8-K (this “8-K/A”) filed with the SEC on September 6, 2023 (the “Original 8-K”) to update the disclosures made on the Original 8-K. Other than as modified by the disclosures made in this 8-K/A, no changes have been made to the Original 8-K.

(a)       As previously disclosed in the Original 8-K, on August 30, 2023, the Chief Financial Officer of The Joint Corp. (the “Company”), after meeting with the members of the Audit Committee to discuss the matters disclosed in this Item 4.02 and in consultation with BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued audited financial statements as of and for the year ending December 31, 2022 contained in the Annual Report on Form 10-K for the year ended December 31, 2022 and the unaudited interim financial statements contained in the Quarterly Reports on Form 10-Q for the quarters and cumulative periods ended June 30, 2022, and September 30, 2022 (the “2022 Previously Issued Financial Statements”) contained material errors and should be restated, which the conclusion was thereafter formally ratified by the Audit Committee and the Board of Directors of the Company. This determination occurred following discussions of the matter among BDO, officers of the Company and members of the Company’s Board of Directors.

On September 11, 2023, after additional discussions among officers of the Company, members of the Company’s Board of Directors, and BDO, the Board of Directors of the Company concluded that the Company’s previously issued audited financial statements as of and for the year ending December 31, 2021 contained in the Annual Report on Form 10-K for the year ended December 31, 2022 and the unaudited interim financial statements contained in the Quarterly Reports on Form 10-Q for the quarters and cumulative periods ended March 31, 2022 and 2021, June 30, 2021, and September 30, 2021 (the “Additional Previously Issued Financial Statements,” together with the 2022 Previously Issued Financial Statements, the “Previously Issued Financial Statements”) contained material errors and should be restated.

Accordingly, investors and all other persons should no longer rely upon the Previously Issued Financial Statements included in the Company’s previously filed Form 10-Ks and Form 10-Qs for the periods listed above. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Previously Issued Financial Statements and other related financial information covering these periods should no longer be relied upon.

The Company’s management and the Audit Committee have discussed the matters disclosed in this report with BDO.

Forward Looking Statements.

This Periodic Report on Form 8-K contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements, including expectations about the timing of the completion and filing of the 10-K/A, the Quarterly Report on Form 10-Q for the period ended June 30, 2023, the Quarterly Report on Form 10-Q/A for the period ended March 31, 2023, and the anticipated effects of the errors on the Previously Issued Financial Statements, are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the breach of certain covenants in our credit facility arising out of our SEC filing delinquency, which could result in an event of default if we fail to file our Quarterly Report on Form10-Q for the period ended June 30, 2023 on or before September 30, 2023, the extended date agreed to by the lender in the lender’s one-time waiver of the default, allowing our lender to terminate its commitments under the credit facility and require the immediate payment of all principal and interest due if we fail to secure a waiver from the lender; increases in our borrowing costs under our credit facility, given that borrowings under the credit facility bear interest at rates tied to certain rising benchmark interest rates; state laws limiting the use our business model, including prohibitions on advance payment for chiropractic services, which recently caused us to elect not to offer franchises in South Dakota and Wyoming; increased costs to comply with a new SEC reporting rule enhancing and standardizing disclosures regarding cybersecurity incidents and cybersecurity risk management, the factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 10, 2023 and subsequently-filed current and quarterly reports. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2023.

The Joint Corp.
By	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer